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                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Golden Telecom, Inc. ("the Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Alexander Vinogradov, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


IN WITNESS WHEREOF, the undersigned has executed this certification as of the 28th day of March 2003.



/s/ ALEXANDER VINOGRADOV
--------------------------------------

Alexander Vinogradov
President, Chief Executive Officer and
Director



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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Golden Telecom, Inc. ("the Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, David Stewart, Senior Vice President, Chief Financial Officer, Treasurer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


IN WITNESS WHEREOF, the undersigned has executed this certification as of the 28th day of March 2003.



/s/ DAVID STEWART
-------------------------------

David Stewart
Senior Vice President, Chief
Financial Officer and Treasurer